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FIRST BANK NATIONAL ASSOCIATION                   International Banking Division
Minneapolis Office                                         Cable: FIRSTBANK, MPS
601 Second Avenue South                              TELEX: 192179 FBNA INTL MPS
Minneapolis, Minnesota 55402-4302                           S.W.I.F.T.: FNBMUS44
612 973-0736/0710                                              Fax: 612 973-0838


              -----------------------------------------------
                   FOR INTERNAL IDENTIFICATION PURPOSES ONLY:
              APPLICANT:
              IN HOME HEALTH, INC.
              601 CARLSON PARKWAY, SUITE 500
              MINNETONKA, MINNESOTA 55305-5214
              -----------------------------------------------

                             LETTER OF CREDIT

DECEMBER 16,1996

IRREVOCABLE LETTER OF CREDIT NO. 76470

ROYAL INDEMNITY COMPANY (BENEFICIARY), ON BEHALF OF ITSELF AND ITS AFFILIATED COMPANIES
9300 ARROWPOINT BOULEVARD
CHARLOTTE, NORTH CAROLINA 28273-8135

WE HEREBY ESTABLISH THIS IRREVOCABLE LETTER OF CREDIT IN FAVOR OF THE AFORESAID ADDRESSEE ("BENEFICIARY") FOR DRAWINGS UP TO UNITED STATES DOLLARS NINE HUNDRED FIFTEEN THOUSAND ($915,000.00) EFFECTIVE IMMEDIATELY. THIS LETTER OF CREDIT IS ISSUED, PRESENTABLE AND PAYABLE AT OUR OFFICE AT 601 SECOND AVENUE SOUTH, MINNEAPOLIS, MINNESOTA 55402-4302 AND EXPIRES WITH OUR CLOSE OF BUSINESS ON DECEMBER 15, 1997.

THE TERM "BENEFICIARY" INCLUDES ANY SUCCESSOR BY OPERATION OF LAW OF THE NAMED BENEFICIARY INCLUDING, WITHOUT LIMITATION, ANY LIQUIDATOR, REHABILITATOR. RECEIVER OR CONSERVATOR.

WE HEREBY UNDERTAKE TO PROMPTLY HONOR YOUR SIGHT DRAFT(S) DRAWN ON US, INDICATING OUR CREDIT NO. 76470, FOR ALL OR ANY PART OF THIS CREDIT IF PRESENTED ACCOMPANIED BY THE ORIGINAL OF THIS LETTER OF CREDIT, AT OUR OFFICE SPECIFIED IN PARAGRAPH 1 ON OR BEFORE THE EXPIRY DATE OR ANY AUTOMATICALLY EXTENDED EXPIRY DATE.

EXCEPT AS EXPRESSLY STATED HEREIN, THIS UNDERTAKING IS NOT SUBJECT TO ANY CONDITION OR QUALIFICATION. THIS OBLIGATION OF THIS BANK UNDER THIS LETTER OF CREDIT IS THE INDIVIDUAL OBLIGATION OF THIS BANK, AND IS NO WAY CONTINGENT UPON REIMBURSEMENT WITH RESPECT THERETO.

IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT IS DEEMED TO BE AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR ONE YEAR FROM THE EXPIRY DATE HEREOF, OR ANY FUTURE EXPIRATION DATE. UNLESS AT LEAST THIRTY (30) DAYS PRIOR TO ANY EXPIRATION

                                CONTINUED ON PAGE TWO

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FIRST BANK NATIONAL ASSOCIATION                   International Banking Division
Minneapolis Office                                         Cable: FIRSTBANK, MPS
601 Second Avenue South                              TELEX: 192179 FBNA INTL MPS
Minneapolis, Minnesota 55402-4302                           S.W.I.F.T.: FNBMUS44
612 973-0736/0710                                              Fax: 612 973-0838


ROYAL INDEMNITY COMPANY (BENEFICIARY), ON BEHALF OF ITSELF AND ITS AFFILIATED COMPANIES
9300 ARROWPOINT BOULEVARD
CHARLOTTE, NORTH CAROLINA 28273-8135

IRREVOCABLE LETTER OF CREDIT NO. 76470
DECEMBER 16,1996
PAGE TWO

DATE WE NOTIFY YOU BY REGISTERED MAIL OR COURIER SERVICE THAT WE ELECT NOT TO CONSIDER THIS LETTER OF CREDIT RENEWED FOR ANY SUCH ADDITIONAL PERIOD.

THIS LETTER OF CREDIT IS SUBJECT TO AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND 1993 REVISION OF THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS OF THE INTERNATIONAL CHAMBER OF COMMERCE (PUBLICATION NO. 500) AND, IN THE EVENT OF ANY CONFLICT, THE LAWS OF THE STATE OF NEW YORK WILL CONTROL. IF THIS CREDIT EXPIRES DURING AN INTERRUPTION OF BUSINESS AS DESCRIBED IN ARTICLE 17 OF SAID PUBLICATION 500, THIS BANK HEREBY SPECIFICALLY AGREES TO EFFECT PAYMENT IF THIS CREDIT IS DRAWN AGAINST WITHIN 30 DAYS AFTER THE RESUMPTION OF BUSINESS.

FIRST BANK NATIONAL ASSOCIATION, MINNEAPOLIS OFFICE




/s/ Patricia J.D. Turner               /s/ Dawn Johnston
-----------------------------------    ------------------------------
PATRICIA J.D. TURNER                   DAWN JOHNSTON
INTERNATIONAL BANK OFFICER             INTERNATIONAL BANK OFFICER

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